Investor Presentation POWER TO PROFIT February 2014

FORWARD LOOKING STATEMENTS 2 We have made statements in this presentation that constitute “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended , Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward - looking statements concern our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investments objectives, plans and current expectations. Any statements in this presentation that are not statements of historical fact are forward - looking statements (including, but not limited to, statements regarding our future financial performance , our estimated 2013 revenue, statements concerning scaling our business, expected revenue leverage, the characteristics and growth of markets and customers, our objectives and plans for future operations, technology developments and products and our expected liquidity and capital resources). We have based these forward - looking statements on our current expectations and projections about future events at the time of such statements. Although we believe that the expectations underlying our forward - looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward - looking statements. You should pay particular attention to the risk factors that are included in our SEC filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward - looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. Except as required by law, we do not assume any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise.

▪ Corporate Overview ▪ Management Team

AMERICAN DG ENERGY AT A GLANCE American DG Energy Inc. owns and operates clean, on - site energy systems that produce electricity, hot water, heat and cooling. ▪ These systems save commercial building operators money on their energy, heating and cooling needs. The Company’s business model (“On - Site Utility”) is to own and install the equipment and sell the energy produced to customers on a long - term contract. ▪ On - Site Utility - eliminates commercial buildings’ expenditures to operate or replace their energy, heating, or cooling equipment. ▪ ADGE assumes responsibility for operating energy systems onsite. Target customers include health care facilities, hotels, recreational facilities, multi - family housing and education. General Corporate Information Exchange Symbol NYSE MKT:ADGE Market Cap. (1) $102.5M Share Price (1) $2.10 LTM Revenue (2) $7.1M Headquarters Waltham, MA Leadership John Hatsopoulos – CEO (1) Market Cap. and Share Price as of February 14, 2014 (2) Last Twelve Months (LTM) as of September 30, 2013 4

LEADERSHIP John Hatsopoulos – Chief Executive Officer ▪ Co - founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific, Inc. (NYSE:TMO) with a market cap. of $41.7 billion. He also held the positions of President and Vice - Chairman of the Board of Directors. ▪ Serves as Chairman of Glenrose Instruments, a privately held radiological and radiochemistry laboratory service company based in Waltham, MA. ▪ Former director of Agenus Inc. (NASDAQ:AGEN), a biotechnology company engaged in developing and commercializing technologies to treat cancers and infectious diseases, and American Caresource Holdings, Inc. (NASDAQ:ANCI), an ancillary care network services company. ▪ Current CEO of Tecogen, an affiliate supplier that is a next - generation manufacturer of natural - gas - fueled, engine - driven, combined heat and power products. Serves on the Board of Directors of TEI Biosciences Inc. and Ilios Inc. ▪ B.A. in History and Mathematics from Northeastern University and Honorary Doctorates in Business from Boston College and Northeastern University. Barry Sanders – President and Chief Operating Officer ▪ Former EVP of MicroLogic, Inc., a privately - held communications equipment company, where he directed the B2B group. ▪ Served as Marketing Manager at Andover Controls Corp., an energy controls company now part of Schneider Electric, and at Tecogen Inc. ▪ Former manager of R&D projects for the New York State Energy Research & Development Authority, where he created the University - Industry Energy Research Program to accelerate commercialization of new technologies. ▪ B.S in Chemical Engineering from the University of Rochester and MBA from Rensselaer Polytechnic Institute. 5

LEADERSHIP (CONTINUED) Charles Maxwell – Chairman ▪ Former Sr. Energy Analyst with Weeden & Co. Research where he advised financial institutions on the oil and gas industry. As an Oil Analyst, he was ranked by Institutional Investor magazine as No. 1 in his field in 1972, 1974, 1977, and 1981 to 1986. ▪ Former Director of Chesapeake Energy Corporation (NYSE:CHK), an oil and gas exploration and production company with a $17.4 billion market cap. ▪ Formerly served for 12 years at Mobil Oil Corp. in the U.S., Europe, Middle East, and Africa. ▪ B.A. from Princeton University and Oxford University. John Rowe – Director ▪ Served as Chairman and Chief Executive Officer at Emeritus of Exelon Corporation (NYSE:EXC), a utility holding company which he has led since its formation in 2000. He retired as CEO in March 2012. Exelon has $24.9 Billion in LTM Sales and a market capitalization of $25.3 billion. ▪ Former CEO at New England Electric Systems and Central Maine Power Company. ▪ Former general counsel of Consolidated Railroad and formerly a partner of Isham, Lincoln and Beale. ▪ Law degree from University of Wisconsin. Honorary doctorates from University of Wisconsin, DePaul University, Illinois Institute of Technology, Drexel University, University of Massachusetts – Dartmouth, Bryant College and Thomas College. 6

▪ Business Overview

BUSINESS OVERVIEW ADGE owns and operates highly efficient energy systems installed on customers’ property, acting as an “On - Site Utility” , by entering into long - term Purchase Power Agreements. ▪ These systems include: ₋ Combined Heat and Power (“CHP”) systems ₋ Chillers ₋ Boilers and heat pumps Once installed, ADGE sells 100% of the energy systems’ production to the customer at guaranteed discount to retail utility prices (typically ~10%). ▪ Providing electricity, heat, hot water and cooling ADGE has a recurring revenue business model. ▪ Annuity – typical energy contract term is 15 - 30 years ▪ ADGE Goal – 4 year payback and >20% IRR ▪ Existing pipeline is $300 million in revenue ₋ Estimated potential revenue value of all signed energy agreements, assuming all carried out to full term (both operating and backlog) 8

The Company’s product offerings include an array of energy, heating and cooling systems. ▪ Next - generation energy systems with cutting edge technology ▪ Primarily purchased from an affiliated third party (Tecogen Inc.), as well as other manufacturers TECHNOLOGY RANGE Combined Heat and Power (CHP) ▪ Generates electricity, heat and hot water ▪ Back - up power ▪ Low emissions and low carbon ▪ 15 kW – 1MW Chillers ▪ Generates chilled water for cooling applications ▪ Electric & Gas ▪ 50 – 2,000 Tons Hot Water & Heat ▪ Heat pumps ▪ Highly efficient boilers ▪ Conversions from oil & steam 9

IMPROVING ENERGY EFFICIENCY ADGE owns and operates CHP systems that are significantly more efficient than other methods of energy production – including the traditional electric grid and on - site boilers. Electric Grid (33 % Efficient) Boilers (65 % Efficient) ADGE CHP Systems 88 % Efficient Traditional Energy & Hot Water Set Up (Commercial) ADGE Energy & Hot Water Set - Up (Commercial) ▪ Cleaner ▪ High - efficiency ▪ Cost effective ▪ Independent grid and energy security Commercial Customer 10

CHP – HOW DOES IT WORK?

AMERICAN DG ENERGY

Combined heat and power generation ("CHP") systems are highly efficient units that provide lower electricity and heating expenditures for customers from the production of electricity and simultaneous output of hot water and heat.

- A single energy source *(natural gas)* is used to run an engine that creates electricity + *thermal energy*
  - Thermal energy is harnessed and processed to deliver hot water + space heat
- Typically provides 40-50% of electricity needs of a building – *(site continues to be able to access electricity from the grid)*
- Typically provides 70-80% of thermal needs of a building – (*hot water, space heating, laundry, pool heating)*



Input
Fuel (natural gas)
Exhaust Gases
F
A
Gas Fuel
Air Intake
Hot Water Output
F
E
B
D
F
C
Electrical Output
TecoDrive Engine
Generator
Outputs
Heat
Hot Water
Electricity

11

KEY SUPPLIER RELATIONSHIP ADGE purchases ~80% (1) of its energy systems from Tecogen Inc., an affiliated next - generation manufacturer of natural gas, engine driven commercial and industrial cooling and CHP systems . ▪ Tecogen was formerly a division of Thermo Electron, now known as Thermo Fisher Scientific, Inc. (NYSE:TMO) ▪ ADGE purchases their systems at market prices with standard volume purchase discounts ▪ ADGE has exclusivity in purchasing Tecogen systems as an “On - Site Utility” in various territories ▪ ADGE also purchases energy systems from other manufacturers in the United States, Europe and Japan (1) Purchases from 2012 - Present 12

ADVANCED EMISSIONS SYSTEMS Tecogen’s systems are a leader not only in energy efficiency, but also in reducing harmful emissions in comparison to other combustion systems. ▪ A Tecogen CHP system operating at 150kW and 6,000 running hours / year can reduce CO 2 emissions by 607 tons / year. ₋ The equivalent of removing 115 cars off the road or replanting 451 acres of trees. (1) CHP Systems owned by ADGE emit significantly less Carbon Monoxide and Mono - Nitrogen Oxides than other leading systems (1) EPA - http://www.epa.gov/cleanenergy/energy - resources/calculator.html 13

▪ Client Base

TARGET MARKET Geographic Focus ▪ North America ▪ Europe (through EuroSite Power, our majority owned subsidiary) Target Facilities ▪ Hotels ▪ Healthcare facilities, nursing care and hospitals ▪ Large multi - family residential ▪ Other commercial real estate Sales Strategy ▪ Property owners and “C” - level ▪ Direct, agents and representatives Incentives Available to ADGE ▪ Federal, State and utility rebates ▪ Special fuel pricing ▪ Carbon reduction payments 15

CUSTOMER VALUE PROPOSITION ADGE offers its clients an attractive set of cost - effective solutions. ▪ No initial costs ₋ No cost alternative to purchasing necessary energy equipment ₋ No capital, budget or financing required ▪ Long - term financial benefits ₋ Guaranteed lower energy costs – typically 10% discount to utility rates ₋ Immediate positive cash flow and increased net income ₋ No operating costs; pay only for energy used ▪ Operating benefits ₋ No maintenance, staffing, or other operational responsibilities ₋ 24/7 remotely monitor and control systems, databases and other operations ₋ Back - up power for blackouts and energy shortages (energy security) ₋ Extended boiler/mechanical plant life and lower maintenance costs ₋ Grid electricity remains available ▪ Environmentally friendly ₋ Low carbon technology delivers green, sustainable solutions 16

CASE STUDY – TYPICAL CLIENT Double Tree Suites by Hilton (Allston) ▪ Located in Allston, Massachusetts ▪ Installed in December 2010 ▪ 400 rooms + conference facilities, restaurant and jazz club Client Goals ▪ Improve cash flow, no upfront costs, no operating responsibility ▪ Estimated savings - $180,000 over 15 years System Installed ▪ 75 kW output Combined Heat & Power (CHP) Unit ▪ On - site utility - discounted heat and hot water ▪ Thermal use - space heat and domestic hot water ▪ Term - 15 years 17

CASE STUDY – ADGE IRR ADGE aims for a >20% IRR on each of its client transactions Equipment 150 kW CHP System Initial ADGE Investment $345,000 Yearly Revenue $284,000 Term of Customer Contract 15 Years Revenue (over 15 Years) $4,908,000 Gross Margins $84,000 Gross Margins (over 15 Years) $1,456,000 ADGE Payback 4 Years ADGE IRR 23% Would have previously cost customer $316,000 in energy from utility – client saves $32,000 (or ~10% annually for next 15 years) Creates 15 Years of Recurring Revenue Initial Investment of $345,000 / Gross Margins of $84,000 ADGE achieves goal of >20% IRR 18

To date, ADGE has had a strong presence in the Northeast of the United States. ▪ Plans to aggressively continue expansion Operating 116 Backlog 36 Total 152 CUSTOMER CONCENTRATION $300M in Revenue Pipeline ▪ Estimated potential revenue value of all signed energy agreements, assuming all carried out to full term (both operating and backlog) All data as of 9/31/2013 19

▪ Revenues & Energy Produced ▪ Future Growth ▪ European Operations

$5.6 $6.0 $5.7 $7.5 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2010 2011 2012 2013 (Unaudited) REVENUES & ENERGY PRODUCED Revenues (FY 2010 – 2013 ) Millions 61.1M kWh 71.4M kWh 73.9 M kWh 99.4M kWh 0 20 40 60 80 100 120 2010 2011 2012 2013 (Unaudited) Millions kWh Energy Produced (FY 2010 – 2013) – Millions kWh 21 (Estimated) 2013

FUTURE GROWTH ADGE is focused on the following: ▪ Execute on backlog of business ₋ 36 signed clients and currently processing their orders ▪ Penetrate larger real estate organizations ₋ Operators of large commercial real estate holdings ₋ REITS / Healthcare chains / Hospitality / Commercial buildings ▪ Continue European expansion ₋ Through EuroSite Power Inc. (OTCQB:EUSP), ADGE’s majority owned subsidiary focused on Europe 22

EUROPEAN OPERATIONS The Company has identified attractive opportunities in Europe and has expanded its business model via its majority owned subsidiary, EuroSite Power Inc. (OTCQB:EUSP). ▪ Lack of competition in target customer segments including hotel, healthcare and multi - tenant residential. ₋ Competitors are pursuing much larger kW size / buildings ₋ Competitors have provided poor customer service - focused on selling equipment and not service ▪ ADGE conducted a feasibility study of the European market. ₋ Commercial applications provide the most attractive returns ₋ Market size estimates (U.K., Spain and Belgium): ~$900 million annual electricity market and $600 million heat and hot water energy market for our target customer segments General Corporate Information Listing: OTCQB:EUSP ADGE Ownership: ~70.7% LTM Rev: $0.5M as of September 30, 2013 23

▪ Capitalization / Ownership Table

CAPITALIZATION / OWNERSHIP TABLE OWNERSHIP TABLE as of 12/31/13 Holder Name Beneficial Shares % of Shares Officers & Directors John N. Hatsopoulos (CEO) (1) 5,378,507 8.7% Barry Sanders (COO) 1,024,000 1.7% Charles Maxwell (Chairman) 844,339 1.4% Other Officers & Directors 175,000 0.3% Total Officers & Directors 7,421,846 12.0% Ownership >5% RBC cees Nominees Limited 9,450,566 15.3% George Hatsopoulos (former Chairman) (2) 6,766,786 10.9% Nettlestone Enterprises Limited 3,548,140 5.7% In Holdings Corp 3,240,753 5.2% Total Ownership > 5% 23,006,245 37.2% Public Float 31,398,142 50.8% TOTAL Shares 61,826,233 100.0% CAPITALIZATION TABLE as of 12/31/13 Description # of Common Shares Equivalent Common Shares Outstanding 49,817,920 Options (Weighted Average Price $1.49) (3) 2,306,500 Warrants (Weighted Average Price $3.24) 507,500 Convertible Notes (Weighted Average Price $2.11) 9,194,313 Total Fully Diluted Shares Outstanding 61,826,233 (1) - This does not include 5,225,909 shares held in trust for family members of John Hatsopoulos for which he disclaims beneficial ownership and 369,047 shares held by wife. (2) - This does not include 2,272,391 shares held in trust for family members of George Hatsopoulos as to which George disclaims beneficial ownership. (3) - Vested and expected to vest. 1,241,750 options currently exercisable with a weighted average exercise price of $1.36. All options held by employees of ADGE. 25

POWER TO PROFIT Corporate Headquarters 45 First Avenue, Waltham, MA 02451 Contact Phones: 781 - 522 - 6000 | 877 - 292 - 2343 Fax: 781 - 522 - 6050 info@americandg.com | www.americandg.com Facebook.com/AmericanDGEnergy T witter.com/AmericanDG

▪ Appendix

Energy Production (Q3 - 2013) REVENUE & ENERGY PRODUCTION ( Q3 - 2013) Q3 2013 Energy Production = 22.7 Million kWh Electricity 41% Cooling 29 % Thermal 30% Housing 21% Hospitality 22% Other 4% Healthcare 16% Education 17% Fitness 20% Revenue (Q3 - 2013) 28